UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

Table Trac, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-288383	88-036568
(State of Incorporation)	(Commission file number)	(IRS Employer Identification Number)

6101 Baker Road, Suite 206,
Minnetonka, Minnesota 55345
(Address of principal executive office)

Registrant's telephone number (952) 548-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

Announcement of the Date of the Annual Meeting of Stockholders

On April 15, 2011, the Board of Directors of Table Trac, Inc. (the “Company”) approved the next Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 15, 2011.  Stockholders of record as of the close of business on May 19, 2011 will be eligible to vote at the meeting.  Since the date of the Annual Meeting will occur more than 30 days before the anniversary of the Company’s prior annual meeting of stockholders (held on December 16, 2010), the Company has set new deadlines for the receipt of stockholder proposals and related matters as outlined below.

Advance Notice Requirements under Company Bylaws

If a stockholder wishes to properly submit any proposal for consideration at the Annual Meeting, including any nominations for directors to serve on the Board of Directors of the Company, regardless of whether or not such proposal is intended to be included in the Company’s proxy statement, then such proposal must be made in conformity and compliance with the timing, procedural and substantive requirements set forth in the Company’s bylaws and, in particular, the requirements of Sections 2.13 and 2.14 of the Company’s bylaws.  In this regard, any such proposal must be submitted to the attention of the Company’s Secretary, at the Company’s offices located at 6101 Baker Road, Suite 206, Minnetonka, Minnesota 55345, and be received at such address no later than May 16, 2011.  A copy of the Company bylaws was filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on March 31, 2011.

Stockholder Proposal Deadline for Rule 14a-8
(Inclusion of Proposal in Company Proxy Statement)

For stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) to be presented at our Annual Meeting and included in the Company’s proxy statement, such proposals must be submitted and received by the Company’s Secretary at our principal offices, Table Trac, Inc., 6101 Baker Road, Suite 206, Minnetonka, Minnesota 55345, no later than May 16, 2011, which we believe is a reasonable time before we will begin to print and send our proxy materials.  Stockholders should understand that any such proposals will need to comply with the rules of the United States Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy statement, and may be omitted if not in compliance with applicable requirements.

Timely Notice under Rule 14a-4(c)
(Discretionary Voting Authority for Proxies)

If a stockholder wishes to submit a proposal at the Annual Meeting outside of Rule 14a-8, then in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act (which rule relates to the circumstances under which a proxy appointment may confer discretionary authority upon a proxy to vote on certain matters), the proposal must be received at the above address of the Company not later than May 16, 2011, which we believe is a reasonable time before we will begin to print and send our proxy materials for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABLE TRAC, INC. By: /s/ Chad Hoehne Chad Hoehne Chief Executive Officer Dated: May 6, 2011